                                                                     EXHIBIT 2.5


                          MARTIN MARIETTA CORPORATION
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS
                        SPECIAL MEETING OF STOCKHOLDERS

PROXY

The undersigned hereby appoints Edward E. Hood, Jr., Caleb B. Hurtt, Allen E. Murray, and each of them proxies of the undersigned, with full power of substitution, to vote and act for the undersigned at the Special Meeting of Stockholders of Martin Marietta Corporation ("Martin Marietta") to be held starting at 9:00 a.m., local time, on March 15, 1995, at The Drake Hotel, 140
E. Walton Place, Chicago, Illinois, and at any adjournment or postponement thereof upon the following proposals:

1.  THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION,
    DATED AS OF AUGUST 29, 1994, AMONG MARTIN MARIETTA, LOCKHEED CORPORATION AND LOCKHEED MARTIN CORPORATION ("LOCKHEED MARTIN"), AS AMENDED AS OF FEBRUARY 7, 1995, AND THE PLAN AND AGREEMENT OF MERGER, DATED AS OF AUGUST 29, 1994, AMONG MARTIN MARIETTA, ATLANTIC SUB, INC. AND LOCKHEED MARTIN AND THE TRANSACTIONS CONTEMPLATED THEREBY (TOGETHER, THE "COMBINATION PROPOSAL"), AS SET FORTH IN THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS DATED FEBRUARY 9, 1995, RECEIPT OF A COPY OF WHICH IS HEREBY ACKNOWLEDGED;

2. THE PROPOSAL TO APPROVE THE ADOPTION OF THE LOCKHEED MARTIN 1995 OMNIBUS PERFORMANCE AWARD PLAN (THE "OMNIBUS PLAN PROPOSAL"), AS SET FORTH IN THE AFORESAID JOINT PROXY STATEMENT/PROSPECTUS;

3. THE PROPOSAL TO APPROVE THE ADOPTION OF THE LOCKHEED MARTIN DIRECTORS DEFERRED STOCK PLAN (THE "DIRECTORS PLAN PROPOSAL"), AS SET FORTH IN THE AFORESAID JOINT PROXY STATEMENT/PROSPECTUS; AND

4.  SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                                       Comments/Change of Address:_____________
                                       ________________________________________
                                       ________________________________________
                                       ________________________________________

                                       (If you have written in the above space, please mark the corresponding box on the reverse side of this card)

To vote in accordance with the Board of Directors' recommendations, please sign and date the reverse side: no boxes need to be checked.

                                                                     SEE REVERSE
                                                                         SIDE

                                                                /X/  Please mark
                                                                      your votes
                                                                      as in this
                                                                        example.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the Combination Proposal, FOR the Omnibus Plan Proposal and FOR the Directors Plan Proposal.
Directors recommend a vote FOR Items 1, 2 and 3

                                   FOR    AGAINST   ABSTAIN

1. The Combination Proposal        / /      / /       / /


2. The Omnibus Plan Proposal       / /      / /       / /


3. The Directors Plan Proposal     / /      / /       / /

The signer hereby revokes all previous proxies given by the signer to vote at said meeting or any adjournments or postponements thereof.

Comments/Change of
Address on reverse side    / /

I will attend the meeting  / /


Signature(s) _________________________________________     Date _______________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                       CONFIDENTIAL VOTING INSTRUCTIONS
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           TO: CHEMICAL BANK AS TRUSTEE UNDER THE MARTIN MARIETTA
     ENERGY SYSTEMS, INC. SAVINGS PLAN FOR SALARIED AND HOURLY EMPLOYEES

PROXY

In accordance with the provisions of the Martin Marietta Energy Systems, Inc. Savings Plan for Salaried and Hourly Employees (the "Plan"), you are instructed as follows with respect to voting shares of Common Stock of Martin Marietta Corporation ("Martin Marietta") which are credited to my account in the Plan at the Special Meeting of Stockholders of Martin Marietta to be held on March 15, 1995 and at any adjournment or postponement thereof upon the following proposals:

1.  THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION,
    DATED AS OF AUGUST 29, 1994, AMONG MARTIN MARIETTA, LOCKHEED CORPORATION AND LOCKHEED MARTIN CORPORATION ("LOCKHEED MARTIN"), AS AMENDED AS OF FEBRUARY 7, 1995, AND THE PLAN AND AGREEMENT OF MERGER, DATED AS OF AUGUST 29, 1994, AMONG MARTIN MARIETTA, ATLANTIC SUB, INC. AND LOCKHEED MARTIN AND THE TRANSACTIONS CONTEMPLATED THEREBY (TOGETHER, THE "COMBINATION PROPOSAL"), AS SET FORTH IN THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS DATED FEBRUARY 9, 1995, RECEIPT OF A COPY OF WHICH IS HEREBY ACKNOWLEDGED;

2. THE PROPOSAL TO APPROVE THE ADOPTION OF THE LOCKHEED MARTIN 1995 OMNIBUS PERFORMANCE AWARD PLAN (THE "OMNIBUS PLAN PROPOSAL"), AS SET FORTH IN THE AFORESAID JOINT PROXY STATEMENT/PROSPECTUS;

3. THE PROPOSAL TO APPROVE THE ADOPTION OF THE LOCKHEED MARTIN DIRECTORS DEFERRED STOCK PLAN (THE "DIRECTORS PLAN PROPOSAL"), AS SET FORTH IN THE AFORESAID JOINT PROXY STATEMENT/PROSPECTUS; AND

4. IN YOUR DISCRETION, SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                                       Comments/Change of Address:_____________
                                       ________________________________________
                                       ________________________________________
                                       ________________________________________

                                       (If you have written in the above space, please mark the corresponding box on the reverse side of this card)

To vote in accordance with the Board of Directors' recommendations, please sign and date the reverse side, and mark the boxes labeled "For".

                                                                    SEE REVERSE
                                                                        SIDE

                                                                /X/  Please mark
                                                                      your votes
                                                                      as in this
                                                                        example.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in the same proportion as shares for which the Trustee receives voting instructions.
Directors recommend a vote FOR Items 1, 2 and 3

                                   FOR    AGAINST   ABSTAIN

1. The Combination Proposal        / /      / /       / /


2. The Omnibus Plan Proposal       / /      / /       / /


3. The Directors Plan Proposal     / /      / /       / /

The signer hereby revokes all previous proxies given by the signer to vote at said meeting or any adjournments or postponements thereof.

Comments/Change of
Address on reverse side    / /

I will attend the meeting  / /


Signature(s) _________________________________________     Date _______________

(Please date, sign exactly as your name appears above and return in the enclosed envelope. Your shares will be voted according to your instructions. If this form is not returned before March 13, 1995 or is returned signed, but with no voting instructions, any shares you hold in the Savings Plan for Salaried and Hourly Employees will be voted in the same proportion as shares for which the Trustee receives voting instructions, as provided by the Plan.)

                       CONFIDENTIAL VOTING INSTRUCTIONS
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            TO: CHEMICAL BANK AS TRUSTEE UNDER THE MARTIN MARIETTA
       ENERGY SYSTEMS, INC. 401(k) SAVINGS PLAN FOR SALARIED EMPLOYEES

PROXY

In accordance with the provisions of the Martin Marietta Energy Systems, Inc. 401(k) Savings Plan for Salaried Employees (the "Plan"), you are instructed as follows with respect to voting shares of Common Stock of Martin Marietta Corporation ("Martin Marietta") which are credited to my account in the Plan at the Special Meeting of Stockholders of Martin Marietta to be held on March 15, 1995 and at any adjournment or postponement thereof upon the following proposals:

1.  THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION,
    DATED AS OF AUGUST 29, 1994, AMONG MARTIN MARIETTA, LOCKHEED CORPORATION AND LOCKHEED MARTIN CORPORATION ("LOCKHEED MARTIN"), AS AMENDED AS OF FEBRUARY 7, 1995, AND THE PLAN AND AGREEMENT OF MERGER, DATED AS OF AUGUST 29, 1994, AMONG MARTIN MARIETTA, ATLANTIC SUB, INC. AND LOCKHEED MARTIN AND THE TRANSACTIONS CONTEMPLATED THEREBY (TOGETHER, THE "COMBINATION PROPOSAL"), AS SET FORTH IN THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS DATED FEBRUARY 9, 1995, RECEIPT OF A COPY OF WHICH IS HEREBY ACKNOWLEDGED;

2. THE PROPOSAL TO APPROVE THE ADOPTION OF THE LOCKHEED MARTIN 1995 OMNIBUS PERFORMANCE AWARD PLAN (THE "OMNIBUS PLAN PROPOSAL"), AS SET FORTH IN THE AFORESAID JOINT PROXY STATEMENT/PROSPECTUS;

3. THE PROPOSAL TO APPROVE THE ADOPTION OF THE LOCKHEED MARTIN DIRECTORS DEFERRED STOCK PLAN (THE "DIRECTORS PLAN PROPOSAL"), AS SET FORTH IN THE AFORESAID JOINT PROXY STATEMENT/PROSPECTUS; AND

4. IN YOUR DISCRETION, SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                                       Comments/Change of Address:_____________
                                       ________________________________________
                                       ________________________________________
                                       ________________________________________

                                       (If you have written in the above space, please mark the corresponding box on the reverse side of this card)

To vote in accordance with the Board of Directors' recommendations, please sign and date the reverse side, and mark the boxes labelled "For".

                                                                    SEE REVERSE
                                                                        SIDE

                                                                /X/  Please mark
                                                                      your votes
                                                                      as in this
                                                                        example.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in the same proportion as shares for which the Trustee receives voting instructions.
Directors recommend a vote FOR Items 1, 2 and 3

                                   FOR    AGAINST   ABSTAIN

1. The Combination Proposal        / /      / /       / /


2. The Omnibus Plan Proposal       / /      / /       / /


3. The Directors Plan Proposal     / /      / /       / /

The signer hereby revokes all previous proxies given by the signer to vote at said meeting or any adjournments or postponements thereof.

Comments/Change of
Address on reverse side    / /

I will attend the meeting  / /


Signature(s) _________________________________________     Date _______________

(Please date, sign exactly as your name appears above and return in the enclosed envelope. Your shares will be voted according to your instructions.
If this form is not returned before March 13, 1995 or is returned signed, but with no voting instructions, any shares you hold in the 401(k) Savings Plan for Salaried Employee will be voted in the same proportion as shares for which the Trustee receives voting instructions, as provided by the Plan.)

                       CONFIDENTIAL VOTING INSTRUCTIONS
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           TO:  CHEMICAL BANK AS TRUSTEE UNDER THE MARTIN MARIETTA
        ENERGY SYSTEMS, INC. 401(k) SAVINGS PLAN FOR HOURLY EMPLOYEES

PROXY

In accordance with the provisions of the Martin Marietta Energy Systems, Inc. 401(k) Savings Plan for Hourly Employees (the "Plan"), you are instructed as follows with respect to voting shares of Common Stock of Martin Marietta Corporation ("Martin Marietta") which are credited to my account in the Plan at the Special Meeting of Stockholders of Martin Marietta to be held on March 15, 1995 and at any adjournment or postponement thereof upon the following proposals:

1.  THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION,
    DATED AS OF AUGUST 29, 1994, AMONG MARTIN MARIETTA, LOCKHEED CORPORATION AND LOCKHEED MARTIN CORPORATION ("LOCKHEED MARTIN"), AS AMENDED AS OF FEBRUARY 7, 1995, AND THE PLAN AND AGREEMENT OF MERGER, DATED AS OF AUGUST 29, 1994, AMONG MARTIN MARIETTA, ATLANTIC SUB, INC. AND LOCKHEED MARTIN AND THE TRANSACTIONS CONTEMPLATED THEREBY (TOGETHER, THE "COMBINATION PROPOSAL"), AS SET FORTH IN THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS DATED FEBRUARY 9, 1995, RECEIPT OF A COPY OF WHICH IS HEREBY ACKNOWLEDGED;

2. THE PROPOSAL TO APPROVE THE ADOPTION OF THE LOCKHEED MARTIN 1995 OMNIBUS PERFORMANCE AWARD PLAN (THE "OMNIBUS PLAN PROPOSAL"), AS SET FORTH IN THE AFORESAID JOINT PROXY STATEMENT/PROSPECTUS;

3. THE PROPOSAL TO APPROVE THE ADOPTION OF THE LOCKHEED MARTIN DIRECTORS DEFERRED STOCK PLAN (THE "DIRECTORS PLAN PROPOSAL"), AS SET FORTH IN THE AFORESAID JOINT PROXY STATEMENT/PROSPECTUS; AND

4. IN YOUR DISCRETION, SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                                       Comments/Change of Address:_____________
                                       ________________________________________
                                       ________________________________________
                                       ________________________________________

                                       (If you have written in the above space, please mark the corresponding box on the reverse side of this card)

To vote in accordance with the Board of Directors' recommendations, please sign and date the reverse side, and mark the boxes labelled "For".

                                                                     SEE REVERSE
                                                                         SIDE

                                                                /X/  Please mark
                                                                      your votes
                                                                      as in this
                                                                        example.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in the same proportion as shares for which the Trustee receives voting instructions.
Directors recommend a vote FOR Items 1, 2 and 3

                                   FOR    AGAINST   ABSTAIN

1. The Combination Proposal        / /      / /       / /


2. The Omnibus Plan Proposal       / /      / /       / /


3. The Directors Plan Proposal     / /      / /       / /

The signer hereby revokes all previous proxies given by the signer to vote at said meeting or any adjournments or postponements thereof.

Comments/Change of
Address on reverse side    / /

I will attend the meeting  / /


Signature(s) _________________________________________     Date _______________

(Please date, sign exactly as your name appears above and return in the enclosed envelope. Your shares will be voted according to your instructions. If this form is not returned before March 13, 1995 or is returned signed, but with no voting instructions, any shares you hold in the 401(k) Savings Plan for Hourly Employees will be voted in the same proportion as shares for which the Trustee receives voting instructions, as provided by the Plan.)

                       CONFIDENTIAL VOTING INSTRUCTIONS
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               TO: FIDELITY MANAGEMENT TRUST COMPANY (FMTC) AS
        TRUSTEE UNDER THE SANDIA CORPORATION SAVINGS AND SECURITY PLAN

PROXY

In accordance with the provisions of the Sandia Corporation Savings and Security Plan (the "Plan"), you are instructed as follows with respect to voting shares of Common Stock of Martin Marietta Corporation ("Martin Marietta") which are credited to my account in the Plan at the Special Meeting of Stockholders of Martin Marietta to be held on March 15, 1995 and at any adjournment or postponement thereof upon the following proposals:

1.  THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION,
    DATED AS OF AUGUST 29, 1994, AMONG MARTIN MARIETTA, LOCKHEED CORPORATION AND LOCKHEED MARTIN CORPORATION ("LOCKHEED MARTIN"), AS AMENDED AS OF FEBRUARY 7, 1995, AND THE PLAN AND AGREEMENT OF MERGER, DATED AS OF AUGUST 29, 1994, AMONG MARTIN MARIETTA, ATLANTIC SUB, INC. AND LOCKHEED MARTIN AND THE TRANSACTIONS CONTEMPLATED THEREBY (TOGETHER, THE "COMBINATION PROPOSAL"), AS SET FORTH IN THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS DATED FEBRUARY 9, 1995, RECEIPT OF A COPY OF WHICH IS HEREBY ACKNOWLEDGED;

2. THE PROPOSAL TO APPROVE THE ADOPTION OF THE LOCKHEED MARTIN 1995 OMNIBUS PERFORMANCE AWARD PLAN (THE "OMNIBUS PLAN PROPOSAL"), AS SET FORTH IN THE AFORESAID JOINT PROXY STATEMENT/PROSPECTUS;

3. THE PROPOSAL TO APPROVE THE ADOPTION OF THE LOCKHEED MARTIN DIRECTORS DEFERRED STOCK PLAN (THE "DIRECTORS PLAN PROPOSAL"), AS SET FORTH IN THE AFORESAID JOINT PROXY STATEMENT/PROSPECTUS; AND

4. IN YOUR DISCRETION, SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                                       Comments/Change of Address:_____________
                                       ________________________________________
                                       ________________________________________
                                       ________________________________________

                                       (If you have written in the above space, please mark the corresponding box on the reverse side of this card)

To vote in accordance with the Board of Directors' recommendations, please sign and date the reverse side, and mark the boxes labelled "For".


                                                                    SEE REVERSE
                                                                        SIDE

                                                                /X/  Please mark
                                                                      your votes
                                                                      as in this
                                                                        example.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in the same proportion as shares for which the Trustee receives voting instructions.
Directors recommend a vote FOR Items 1, 2 and 3

                                   FOR    AGAINST   ABSTAIN

1. The Combination Proposal        / /      / /       / /


2. The Omnibus Plan Proposal       / /      / /       / /


3. The Directors Plan Proposal     / /      / /       / /

The signer hereby revokes all previous proxies given by the signer to vote at said meeting or any adjournments or postponements thereof.

Comments/Change of
Address on reverse side    / /

I will attend the meeting  / /


Signature(s) _________________________________________     Date _______________

(Please date, sign exactly as your name appears above and return in the enclosed envelope. Your shares will be voted according to your instructions. If this form is not returned before March 13, 1995 or is returned signed, but with no voting instructions, any shares you hold in the Sandia Corporation Savings and Security Plan will be voted in the same proportion as shares for which the Trustee receives voting instructions, as provided by the Plan.)

                       CONFIDENTIAL VOTING INSTRUCTIONS
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               TO:  FIDELITY MANAGEMENT TRUST COMPANY (FMTC) AS
         TRUSTEE UNDER THE SANDIA CORPORATION SAVINGS AND INCOME PLAN

PROXY

In accordance with the provisions of the Sandia Corporation Savings and Income Plan (the "Plan"), you are instructed as follows with respect to voting shares of Common Stock of Martin Marietta Corporation ("Martin Marietta") which are credited to my account in the Plan at the Special Meeting of Stockholders of Martin Marietta to be held on March 15, 1995 and at any adjournment or postponement thereof, upon the following proposals:

1.  THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION,
    DATED AS OF AUGUST 29, 1994, AMONG MARTIN MARIETTA, LOCKHEED CORPORATION AND LOCKHEED MARTIN CORPORATION ("LOCKHEED MARTIN"), AS AMENDED AS OF FEBRUARY 7, 1995, AND THE PLAN AND AGREEMENT OF MERGER, DATED AS OF AUGUST 29, 1994, AMONG MARTIN MARIETTA, ATLANTIC SUB, INC. AND LOCKHEED MARTIN AND THE TRANSACTIONS CONTEMPLATED THEREBY (TOGETHER, THE "COMBINATION PROPOSAL"), AS SET FORTH IN THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS DATED FEBRUARY 9, 1995, RECEIPT OF A COPY OF WHICH IS HEREBY ACKNOWLEDGED;

2. THE PROPOSAL TO APPROVE THE ADOPTION OF THE LOCKHEED MARTIN 1995 OMNIBUS PERFORMANCE AWARD PLAN (THE "OMNIBUS PLAN PROPOSAL"), AS SET FORTH IN THE AFORESAID JOINT PROXY STATEMENT/PROSPECTUS;

3. THE PROPOSAL TO APPROVE THE ADOPTION OF THE LOCKHEED MARTIN DIRECTORS DEFERRED STOCK PLAN (THE "DIRECTORS PLAN PROPOSAL"), AS SET FORTH IN THE AFORESAID JOINT PROXY STATEMENT/PROSPECTUS; AND

4. IN YOUR DISCRETION, SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                                       Comments/Change of Address:_____________
                                       ________________________________________
                                       ________________________________________
                                       ________________________________________

                                       (If you have written in the above space, please mark the corresponding box on the reverse side of this card)

To vote in accordance with the Board of Directors' recommendations, please sign and date the reverse side, and mark the boxes labeled "For".

                                                                    SEE REVERSE
                                                                        SIDE

                                                                /X/  Please mark
                                                                      your votes
                                                                      as in this
                                                                        example.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in the same proportion as shares for which the Trustee receives voting instructions.
Directors recommend a vote FOR Items 1, 2, and 3

                                   FOR    AGAINST   ABSTAIN

1. The Combination Proposal        / /      / /       / /


2. The Omnibus Plan Proposal       / /      / /       / /


3. The Directors Plan Proposal     / /      / /       / /

The signer hereby revokes all previous proxies given by the signer to vote at said meeting or any adjournments or postponements thereof.

Comments/Change of
Address on reverse side    / /

I will attend the meeting  / /


Signature(s) _________________________________________     Date _______________

(Please date, sign exactly as your name appears above and return in the enclosed envelope. Your shares will be voted according to your instructions. If this form is not returned before March 13, 1995 or is returned signed, but with no voting instructions, any shares you hold in the Sandia Corporation Savings and Income Plan will be voted in the same proportion as shares for which the Trustee receives voting instructions, as provided by the Plan.)

                       CONFIDENTIAL VOTING INSTRUCTIONS
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            TO: BANKERS TRUST COMPANY AS MASTER TRUSTEE UNDER THE
                         MARTIN MARIETTA CORPORATION
              PERFORMANCE SHARING PLAN FOR PUERTO RICO EMPLOYEES

PROXY

In accordance with the provisions of the Martin Marietta Corporation Performance Sharing Plan for Puerto Rico Employees (the "Plan"), you are instructed as follows with respect to voting shares of Common Stock of Martin Marietta Corporation ("Martin Marietta") which are credited to my account in the Plan at the Special Meeting of Stockholders of Martin Marietta to be held on March 15, 1995 and at any adjournment or postponement thereof, upon the following proposals: (i) the proposal to approve the Agreement and Plan of Reorganization, dated as of August 29, 1994, among Martin Marietta, Lockheed Corporation and Lockheed Martin Corporation ("Lockheed Martin"), as amended as of February 7, 1995, and the Plan and Agreement of Merger, dated as of August 29, 1994, among Martin Marietta, Atlantic Sub, Inc. and Lockheed Martin and the transactions contemplated thereby (together, the "Combination Proposal"), as set forth in the accompanying Joint Proxy Statement/Prospectus dated February 9, 1995, receipt of a copy of which is hereby acknowledged, (ii) the proposal to approve the adoption of the Lockheed Martin 1995 Omnibus Performance Award Plan (the "Omnibus Plan Proposal"), as set forth in the aforesaid Joint Proxy Statement/Prospectus, (iii) the proposal to approve the adoption of the Lockheed Martin Directors Deferred Stock Plan (the "Directors Plan Proposal"), as set forth in the aforesaid Joint Proxy Statement/Prospectus, and (iv) in your discretion, such other business as may properly come before the Special Meeting.






To vote in accordance with the Board of Directors' recommendations, please sign and date the reverse side, and mark the boxes labelled "For".

                                                                     SEE REVERSE
                                                                         SIDE

                                                                /X/  Please mark
                                                                      your votes
                                                                      as in this
                                                                        example.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in the same proportion as shares for which the Trustee receives voting instructions.
Directors recommend a vote FOR Items 1, 2, and 3

                                   FOR    AGAINST   ABSTAIN

1. The Combination Proposal        / /      / /       / /


2. The Omnibus Plan Proposal       / /      / /       / /


3. The Directors Plan Proposal     / /      / /       / /

The signer hereby revokes all previous proxies given by the signer to vote at said meeting or any adjournments or postponements thereof.

I will attend the meeting  / /


Signature(s) _________________________________________     Date _______________

(Please date, sign exactly as your name appears above and return in the enclosed envelope. Your shares will be voted according to your instructions. If this form is not returned before March 13, 1995 or is returned signed, but with no voting instructions, any shares you hold in the Performance Sharing Plan for Puerto Rico Employees will be voted in the same proportion as shares for which the Master Trustee receives voting instructions, as provided by the Plan.)

                       CONFIDENTIAL VOTING INSTRUCTIONS
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
  TO: BANKERS TRUST COMPANY AS TRUSTEE UNDER THE MARTIN MARIETTA CORPORATION
                           PERFORMANCE SHARING PLAN

PROXY

In accordance with the provisions of the Martin Marietta Corporation Performance Sharing Plan (the "Plan"), you are instructed as follows with respect to voting shares of Common Stock of Martin Marietta Corporation ("Martin Marietta") which are credited to my account in the Plan at the Special Meeting of Stockholders of Martin Marietta to be held on March 15, 1995 and at any adjournment or postponement thereof, upon the following proposals: (i) the proposal to approve the Agreement and Plan of Reorganization, dated as of August 29, 1994, among Martin Marietta, Lockheed Corporation and Lockheed Martin Corporation
("Lockheed Martin"), as amended as of February 7, 1995, and the Plan and Agreement of Merger, dated as of August 29, 1994, among Martin Marietta, Atlantic Sub, Inc. and Lockheed Martin and the transactions contemplated thereby (together, the "Combination Proposal"), as set forth in the accompanying Joint Proxy Statement/Prospectus dated February 9, 1995, receipt of a copy of which is hereby acknowledged, (ii) the proposal to approve the adoption of the Lockheed Martin 1995 Omnibus Performance Award Plan (the "Omnibus Plan Proposal"), as set forth in the aforesaid Joint Proxy Statement/Prospectus; (iii) the proposal to approve the adoption of the Lockheed Martin Directors Deferred Stock Plan (the "Directors Plan Proposal"), as set forth in the aforesaid Joint Proxy Statement/Prospectus; and (iv) in your discretion, such other business as may properly come before the Special Meeting.


To vote in accordance with the Board of Directors' recommendations, please sign and date the reverse side, and mark the boxes labelled "For".

                                                                     SEE REVERSE
                                                                         SIDE

                                                                /X/  Please mark
                                                                      your votes
                                                                      as in this
                                                                        example.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in the same proportion as shares for which the Trustee receives voting instructions.
Directors recommend a vote FOR Items 1, 2, and 3

                                   FOR    AGAINST   ABSTAIN

1. The Combination Proposal        / /      / /       / /


2. The Omnibus Plan Proposal       / /      / /       / /


3. The Directors Plan Proposal     / /      / /       / /

The signer hereby revokes all previous proxies given by the signer to vote at said meeting or any adjournments or postponements thereof.

I will attend the meeting  / /


Signature(s) _________________________________________     Date _______________

(Please date, sign exactly as your name appears above and return in the enclosed envelope. Your shares will be voted according to your instructions. If this form is not returned before March 13, 1995 or is returned signed, but with no voting instructions, any shares you hold in the Performance Sharing Plan will be voted in the same proportion as shares for which the Trustee receives voting instructions, as provided by the Plan.)

                       CONFIDENTIAL VOTING INSTRUCTIONS
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
  TO: BANKERS TRUST COMPANY AS TRUSTEE UNDER THE MARTIN MARIETTA CORPORATION
               SAVINGS AND INVESTMENT PLAN FOR HOURLY EMPLOYEES

PROXY

In accordance with the provisions of the Martin Marietta Corporation
Savings and Investment Plan for Hourly Employees (the "Plan"), you are instructed as follows with respect to voting shares of Common Stock of Martin Marietta Corporation ("Martin Marietta") which are credited to my account in the Plan at the Special Meeting of Stockholders of Martin Marietta to be held on March 15, 1995 and at any adjournment or postponement thereof, upon the following proposals: (i) the proposal to approve the Agreement and Plan of Reorganization, dated as of August 29, 1994, among Martin Marietta, Lockheed Corporation and Lockheed Martin Corporation ("Lockheed Martin"), as amended as of February 7, 1995, and the Plan and Agreement of Merger, dated as of August 29, 1994, among Martin Marietta, Atlantic Sub, Inc. and Lockheed Martin and the transactions contemplated thereby (together, the "Combination Proposal"), as set forth in the accompanying Joint Proxy Statement/Prospectus dated February 9, 1995, receipt of a copy of which is hereby acknowledged;
(ii) the proposal to approve the adoption of the Lockheed Martin 1995 Omnibus Performance Award Plan (the "Omnibus Plan Proposal"), as set forth in the aforesaid Joint Proxy Statement/Prospectus, (iii) the proposal to approve the adoption of the Lockheed Martin Directors Deferred Stock Plan (the "Directors Plan Proposal"), as set forth in the aforesaid Joint Proxy Statement/Prospectus; and (iv) in your discretion, such other business as may properly come before the Special Meeting.



To vote in accordance with the Board of Directors' recommendations, please sign and date the reverse side, and mark the boxes labelled "For".

                                                                     SEE REVERSE
                                                                         SIDE

                                                                /X/  Please mark
                                                                      your votes
                                                                      as in this
                                                                        example.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in the same proportion of shares for which the Trustee receives voting instructions.
Directors recommend a vote FOR Items 1, 2 and 3

                                   FOR    AGAINST   ABSTAIN

1. The Combination Proposal        / /      / /       / /


2. The Omnibus Plan Proposal       / /      / /       / /


3. The Directors Plan Proposal     / /      / /       / /

The signer hereby revokes all previous proxies given by the signer to vote at said meeting or any adjournments or postponements thereof.

I will attend the meeting  / /


Signature(s) _________________________________________     Date _______________

(Please date, sign exactly as your name appears above and return in the enclosed envelope. Your shares will be voted according to your instructions. If this form is not returned before March 13, 1995 or is returned signed, but with no voting instructions, any shares you hold in the Savings and Investment Plan for Hourly Employees will be voted in the same proportion as shares for which the Trustee receives voting instructions as provided by the Plan.)